UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 16, 2010
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Camana Bay, P.O. Box 31110, Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other events

On June 30, 2010 the Registrant disclosed on its website (www.greenlightre.ky) that the largest disclosed long positions in its investment portfolio were Arkema, CIT Group, gold, Pfizer, and Vodafone Group. That disclosure is hereby updated to reflect that the Registrant's largest disclosed long positions in its investment portfolio as of June 30, 2010 are Arkema, CIT Group, Ensco, gold, Pfizer and Vodafone Group.

The information contained herein, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	July 16, 2010